SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2015

MABWE MINERALS INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-51443	84-1573852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

41 Howe Lane
Freehold, New Jersey 07728
(Address of Principal Executive Offices)

(732) 252-5146
(Registrant’s Telephone Number, Including Area Code)

Raptor Networks Technology, Inc.
(former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

The registrant, Mabwe Minerals Inc. ("Mabwe Minerals"), issued a press release announcing that it has a Letter of Intent to acquire the assets of Fonon Technologies, Inc. a diversified laser based system solutions private company providing comprehensive design, manufacturing, and technology products and services to aerospace, medical, defense, automotive, government, and Fortune 500  customers worldwide for over a quarter century.  Fonon Technologies believes that it is an innovative leader in manufacturing fiber and CO2 laser material processing equipment for marking, cutting, engraving and 3D metal printing applications. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                      Exhibits and Financial Statements.

(d) Exhibits

(d) Mabwe Minerals Press Release dated January 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2015	MABWE MINERALS INC.

By: /s/ Al Pietrangelo
Al Pietrangelo
President and Chief Executive Officer